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                                                                EXHIBIT 10(i)(i)

               SUMMARY OF EXTENSION OF THE EXECUTIVE LIABILITY AND
             INDEMNIFICATION POLICY NO. 81035379 (F) (THE "POLICY")

The Policy has been extended from August 11, 1995 to August 11, 1996. The annual premium is $263,000.